                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            National Beverage Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

NATIONAL BEVERAGE CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         TIME:             2:00 P.M. (LOCAL TIME)
         DATE:             OCTOBER 17, 1997

         PLACE:            Sheraton Long Beach
                           333 East Ocean Boulevard
                           Long Beach, California 90802

         At the Annual Meeting of Shareholders of National Beverage Corp. (the "Company"), and any adjournments or postponements thereof (the "Meeting"), the following proposals are on the agenda for action by the shareholders:

                  1. TO ELECT TWO DIRECTORS TO SERVE AS CLASS I DIRECTORS FOR TERMS OF THREE YEARS.

                  2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         Only holders of record of common stock, par value $.01 per share, of the Company, at the close of business on September 2, 1997 are entitled to notice of, and to vote at, the Meeting.

         A complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any proper purpose, at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at the corporate offices of the Company at One North University Drive, Fort Lauderdale, Florida 33324, as well as at the Company's offices located at 14405 East Artesia Boulevard, La Mirada, California 90638.

         A Proxy Statement, setting forth certain additional information, and the Company's Annual Report to Shareholders accompany this Notice of Annual Meeting.

         All shareholders are cordially invited to attend the Meeting in person. PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE addressed to the Company, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Shareholders have the power to revoke any such proxy at any time before it is voted at the Meeting and the giving of such proxy will not affect your right to vote in person at the Meeting. Your vote is very important.

                                           By Order of the Board of Directors,




                                           Nick A. Caporella
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President

September 23, 1997
Fort Lauderdale, Florida

PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of National Beverage Corp., a Delaware corporation (the "Company") in connection with the solicitation, by order of the Board of Directors of the Company (the "Board of Directors"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Long Beach, 333 East Ocean Boulevard, Long Beach, California 90802, on October 17, 1997, at 2:00 p.m., local time, or any adjournment or postponement thereof (the "Meeting"). The accompanying proxy is being solicited by and on behalf of the Board of Directors. The mailing address of the principal executive offices of the Company is P.O. Box 16720, Fort Lauderdale, Florida 33318. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent to shareholders is September 23, 1997.

         Only holders of record of common stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on September 2, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.

         A shareholder who gives a proxy may revoke it at any time before it is exercised by sending a written notice to Joseph G. Caporella, Executive Vice President and Corporate Secretary, at the address set forth above, by returning a later dated signed proxy, or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment or postponement thereof.


         The Annual Report to Shareholders of the Company for the fiscal year ended May 3, 1997 (the "Annual Report") is being mailed with this Proxy Statement to all holders of record of the Common Stock as of the Record Date. Additional copies of the Annual Report will be furnished to any shareholder upon request. All share information presented in this proxy statement has been adjusted to give effect to the Company's 100% stock dividend distributed on October 25, 1996.


         Any proposal of a shareholder intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than June 19, 1998.

SECURITY OWNERSHIP
------------------

PRINCIPAL SHAREHOLDERS

         Each holder of Common Stock is entitled to one vote for each share held of record at the close of business on the Record Date. As of such date, 18,465,628 shares of Common Stock were outstanding. As of the Record Date, the only persons known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock were the following:


                                                              AMOUNT AND
                                                               NATURE OF
NAME AND ADDRESS                                              BENEFICIAL
OF BENEFICIAL OWNER                 TITLE OF CLASS             OWNERSHIP         PERCENT OF CLASS
-------------------                 --------------            -----------        ----------------
Nick A. Caporella                    Common Stock              14,267,304(1)          77.3%
One North University Drive
Fort Lauderdale, Florida 33324

IBS Partners Ltd.                    Common Stock              13,875,936             75.1%
Three Riverway, Suite 440
Houston, Texas 77056



(1) Includes 13,875,936 shares owned by IBS Partners Ltd. ("IBS"). IBS is a Texas limited partnership of which Mr. Caporella is the sole general partner. By virtue of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Mr. Caporella would be deemed to beneficially own the shares of Common Stock owned by IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

MANAGEMENT

         The table below reflects as of September 2, 1997 the number of shares of Common Stock beneficially owned by the directors and each of the executive officers named in the Summary Compensation Table hereinafter set forth, and the number of shares beneficially owned by all directors and executive officers as a group:

                                    AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP     PERCENT OF CLASS
------------------------            --------------------     ----------------
[S]                                 [C]                      [C]
Nick A. Caporella                         14,267,304(1)            77.3%
Joseph G. Caporella                           62,600(2)              *
Samuel C. Hathorn                             12,160(3)              *
S. Lee Kling                                  74,000(4)              *
Joseph P. Klock, Jr                           15,000(5)              *
George R. Bracken                             31,400(6)              *
Dean A. McCoy                                 18,000(2)              *
All executive officers and directors      14,486,064(7)            78.4%
as a group (8 in number)


 *  Less than 1%

(1) Includes 13,875,936 shares held by IBS. Mr. Caporella is the sole general partner of IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.
(2) Represent shares issuable upon exercise of currently exercisable options.
(3) Includes 8,000 shares issuable upon exercise of currently exercisable options.
(4) Includes 1,000 shares issuable upon exercise of currently exercisable options.
(5) Includes 9,000 shares issuable upon exercise of currently exercisable options.
(6) Includes 2,200 shares issuable upon exercise of currently exercisable options.
(7) Includes 106,400 shares issuable upon exercise of currently exercisable options.

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.


         Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that, during the fiscal year ended May 3, 1997, its executive officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

QUORUM
------

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum.


PROPOSAL FOR ELECTION OF DIRECTOR
---------------------------------

         The Board of Directors is currently comprised of five directors elected in three classes (the "Classes"), with two Class I directors, two Class II directors and one Class III director. Directors in each class hold office for three-year terms. The terms of the Classes are staggered so that the term of one Class terminates each year. The term of the current Class I directors expire at the 1997 Annual Meeting or when their respective successors have been duly elected and qualified.

         The Board of Directors has nominated Joseph G. Caporella and Samuel C. Hathorn, Jr. for election as directors in Class I with a term of office of three years expiring at the Annual Meeting of Shareholders to be held in 2000. In order to be elected as a director, a nominee must receive a plurality of affirmative votes cast by the shares present or represented at a duly convened meeting. Shareholders have no right to vote cumulatively.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR THE CLASS I DIRECTORS.


INFORMATION AS TO NOMINEES AND OTHER DIRECTORS
----------------------------------------------

         The following information concerning principal occupation or employment during the past five years and age has been furnished to the Company by the nominees for the Class I directors, and by the directors in Classes II and III whose terms expire at the Company's Annual Meeting of Shareholders in 1998 and 1999, respectively, or when their respective successors have been duly elected and qualified.

NOMINEES FOR DIRECTOR
---------------------


CLASS I
-------

                                                     PRINCIPAL OCCUPATION                                 CURRENT
                                                     OR EMPLOYMENT DURING               DIRECTOR           TERM
         NAME                       AGE              THE PAST FIVE YEARS                 SINCE            EXPIRES
         ----                       ---              --------------------               --------          -------
         Joseph G. Caporella        37               Executive Vice President             1987              1997
                                                     and Corporate Secretary
                                                     of National Beverage Corp.

         Samuel C. Hathorn, Jr.     54               President of Trendmaker              1997              1997
                                                     Development Co.,
                                                     a subsidiary of
                                                     Weyerhauser Co.


DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING
---------------------------------------------------------------------

CLASS II
--------

                                                     PRINCIPAL OCCUPATION                                  CURRENT
                                                     OR EMPLOYMENT DURING               DIRECTOR            TERM
         NAME                       AGE              THE PAST FIVE YEARS                 SINCE             EXPIRES
         ----                       ---              --------------------               --------          --------

         S. Lee Kling               68               Chairman of the Board                1993               1998
                                                     of Kling Rechter & Co.,
                                                     a merchant banking
                                                     company

         Joseph P. Klock, Jr.       48               Chairman and Managing                1987               1998
                                                     Partner of Steel, Hector
                                                     &  Davis,   a  law  firm
                                                     located in Miami, Florida


CLASS III
---------

                                                     PRINCIPAL OCCUPATION                                  CURRENT
                                                     OR EMPLOYMENT DURING               DIRECTOR            TERM
         NAME                       AGE              THE PAST FIVE YEARS                 SINCE             EXPIRES
         ----                       ---              --------------------               --------          --------

         Nick A. Caporella          61               Chairman of the Board,               1985               1999
                                                     Chief Executive Officer,
                                                     and President of National
                                                     Beverage Corp.




Additional information regarding the nominees for election as director and the continuing directors of the Company follows:


NOMINEES
--------

         Joseph G. Caporella has served as Executive Vice President and Corporate Secretary of the Company since January 1991. From January 1990 to January 1991, he served as Executive Vice President of BevCo Sales, Inc., a subsidiary of the Company. Mr. Joseph G. Caporella is the son of Mr. Nick A. Caporella.

         Samuel C. Hathorn was elected to the Board of Directors as a Class I Director in June 1997 at a meeting of the Board of Directors. Mr. Hathorn formerly served as a member of the Board of Directors from November 1, 1985 to September 17, 1993. Mr. Hathorn has served as President of Trendmaker Development Co. since 1981. Trendmaker Development Co. is a subsidiary of Weyerhauser Co., an entity engaged in the business of real estate development and headquartered in Houston, Texas.

CONTINUING DIRECTORS
--------------------

         Nick A. Caporella has served as Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer of the Company since the Company was founded in 1985. Mr. Caporella served as President and Chief Executive Officer (since 1976) and Chairman of the Board (since 1989) of Burnup & Sims Inc. ("Burnup") until March 11, 1994. Since January 1, 1992, Mr. Caporella's services are provided to the Company through Corporate
Management  Advisers,   Inc.  (the  "Management  Company"),  a  company  which
he  owns.  See  "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS."

         S. Lee Kling has served as Chairman of the Board of Kling Rechter & Co., a merchant banking company, since December 1, 1991. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corp., a bank holding company located in St. Louis, Missouri, from 1974 through December 1991, when the Company merged with Magna Group, Inc. He served additionally as that company's Chief Executive Officer from 1974 through October 1990. Mr. Kling also serves on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corp., Falcon Products, Inc., Hanover Direct, Inc., Lewis Galoob Toys, Inc., Magna Group, Inc., and Top Air Manufacturing, Inc.

         Joseph P. Klock, Jr. is Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida, and has been a partner of the firm since 1977.


INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD
----------------------------------------------------------

         The Board of Directors held seven (7) meetings during the fiscal year ended May 3, 1997 ("Fiscal 1997"). The Board of Directors has standing Audit, Compensation and Stock Option, and Nominating Committees.

         The members of the Company's Audit Committee are Messrs. Kling (Chairman) and Klock. During Fiscal 1997, the Audit Committee held four (4) meetings. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company's internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants.

         The members of the Company's Compensation and Stock Option Committee are Messrs. Klock (Chairman), Kling and Joseph G. Caporella. During Fiscal 1997, the Compensation and Stock Option Committee held three (3) meetings. The principal functions of the Compensation and Stock Option Committee are to review and approve all salary arrangements, including annual incentive awards, for officers and key employees of the Company and to administer the Company's employee benefit plans.

         The members of the Company's Nominating Committee are Messrs. Nick A. Caporella (Chairman) and Kling. During Fiscal 1997, the Nominating Committee held two (2) meetings. The Nominating Committee recommends to the Board of Directors candidates for election to the Board of Directors. The Nominating Committee will consider any nomination made by any shareholder of the Company in accordance with the procedures set forth in the Company's Certificate of Incorporation.

         Each director attended all of the meetings of the Board of Directors and Committees on which he serves.


DIRECTOR COMPENSATION
---------------------

         Officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any Committee of the Board of Directors. In Fiscal 1997, non-management directors received a retainer fee of $15,000 per annum, a fee of $600 for each board meeting attended and a fee of $400 ($600 in the case of a committee chairman) for each committee meeting attended.


         On May 23, 1996, in recognition of services provided as outside members of the Board of Directors of the Company, the Board of Directors authorized a grant of 5,000 options to purchase common stock of the Company to each Messrs. Klock and Kling at an exercise price of $4.25 per share. These options vest in 20% increments over a five (5) year period.


EXECUTIVE COMPENSATION AND OTHER INFORMATION
--------------------------------------------

          The following table shows, for the fiscal years ended May 3, 1997, April 27, 1996 and April 29, 1995, the cash compensation paid by the Company to the Chief Executive Officer and to the other executive officers of the Company:


                                                              ANNUAL COMPENSATION        LONG-TERM COMP AWARDS
                                                            ----------------------   -----------------------------
NAME & TITLE                            YEAR                 SALARY        BONUS     SECURITIES UNDERLYING OPTIONS
------------                            ----                --------      --------   -----------------------------
Nick A. Caporella(1)                    1997                                                    None
  Chairman,                             1996                                                    None
  President &                           1995                                                    None
  Chief Executive Officer

Joseph G. Caporella                     1997                $145,000      $ 96,600              20,000
  Executive Vice President              1996                 135,000        80,794              13,000
  & Corporate Secretary                 1995                 131,250        88,000              60,000

George R. Bracken(1)(2)                 1997                $130,000      $ 31,250               7,000
  Vice President &                      1996                 114,000        10,000               4,000
  Treasurer                             1995                 104,500        10,000                   0

Dean A. McCoy(3)                        1997                $ 81,000      $ 12,500               3,000
  Vice President -                      1996                  78,500        12,500               3,000
  Controller                            1995                  77,400        17,500              28,000

(1) The services of Messrs. Nick Caporella and Bracken are provided to the Company through the Management Company, an entity owned by Mr. Caporella. SEE "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS."

(2) Mr. Bracken has served as Vice President and Treasurer of the Company since October 1996. Prior to that date, Mr. Bracken served as Vice President and Treasurer of Burnup & Sims Inc. Since 1994,
        Mr. Bracken's services have been provided to the Company by the Management Company. Mr. Bracken's compensation was paid by the Management Company.

(3) Mr. McCoy has served as Vice President - Controller of the Company since July 1993 and Controller since joining the Company in December 1991. Prior to joining the Company, Mr. McCoy served as Controller of Steego Corporation.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF STOCK
                             INDIVIDUAL GRANTS                                             PRICE APPRECIATION FOR OPTION
             -------------------------------------------------                                           TERM
TERM         NO. OF SECURITIES      % OF TOTAL OPTIONS GRANTED  EXERCISE    EXPIRATION     ------------------------------
NAME         UNDERLYING OPTIONS    TO EMPLOYEES IN FISCAL YEAR    PRICE        DATE             5%                10%
----         ------------------    ---------------------------  --------    ----------      ---------          ----------
Joseph G.
Caporella         20,000                      11.0%               $5.00       5/16/06         $62,800          $159,400
George R. Bracken  7,000                       3.6%                5.00       5/16/06          21,980            55,790
Dean A. McCoy      3,000                       1.5%                5.00       5/16/06           9,420            23,910



AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL 1997 YEAR-END OPTION
VALUES

         No named executive officer exercised stock options during the fiscal year ended May 3, 1997. The following table sets forth information with respect to the named executive officers concerning unexercised options held as of May 3, 1997:


                  NO. OF SECURITIES UNDERLYING UNEXERCISED OPTIONS     VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS (1)
                  ------------------------------------------------     ---------------------------------------------
NAME                  EXERCISABLE                  UNEXERCISABLE          EXERCISABLE                 UNEXERCISABLE
----              ------------------            -------------------    -----------------            ----------------
Joseph G.
Caporella               62,600                        50,400                $563,428                    $384,912
George R. Bracken        2,200                         8,800                  14,746                      58,984
Dean A. McCoy           18,000                        16,000                 153,846                     130,424



------------------

(1) Amount reflects potential gains on outstanding options based on the closing price of the Common Stock on May 2, 1997.

         The Company does not maintain any reportable long-term incentive plans.

COMPENSATION COMMITTEE REPORT
-----------------------------


         The Compensation and Stock Option Committee of the Board of Directors has furnished the following report:

         Mr. Nick A. Caporella was not compensated by the Company or its subsidiaries during the past fiscal year. Corporate Management Advisors, Inc., a Delaware corporation, of which all of the outstanding shares of capital stock are owned by Nick A. Caporella, provides management services to the Company and its subsidiaries through a group of employees, including Nick A. Caporella, and receives a management fee from the Company pursuant to the terms of a management agreement adopted in fiscal 1992 prior to the Company having publicly traded shares. See "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS". The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has accrued $3,854,000 for services rendered by the Management Company for the Fiscal 1997. No incentive compensation has been incurred or approved under the management agreement since its inception. In addition, no options or other stock-based awards have been granted to Mr. Caporella since 1985.

         The Company's compensation structure has been designed to enable the Company to attract, motivate and retain top quality executives by providing a fully competitive and comprehensive package which reflects individual performance as well as annual incentive awards. The awards are payable in cash and are based on the achievement of performance goals established by the Committee, in consultation with the Chief Executive Officer. Consideration is also given to comparable compensation data for persons holding similarly responsible positions at other companies in determining appropriate compensation levels. In addition, long-term, stock-based awards are granted to strengthen the mutuality of interest between the executive and the Company's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Company.

         Long-term incentive compensation for executives currently consists of stock-based awards made under the Company's 1991 Omnibus Incentive Plan, of which there are outstanding stock options with vesting schedules typically of five years. The Company issues stock awards with long-term vesting schedules to increase the level of the executive's stock ownership by continued employment with the Company.

         In addition, long-term incentive compensation is awarded under the National Beverage Corp. Key Employee Equity Partnership Program (the "KEEP Program"). The KEEP Program is designed to positively align the interests between the Company's executives and its shareholders beyond traditional option programs while, at the same time, intending to stimulate and reward management in "partnering-up" with the Company in its quest to create shareholder value. The KEEP Program provides for the granting of stock options to key employees, officers and directors of the Company who invest their personal funds in the Company's common stock. Participants who purchase shares of the Company's common stock in the open market receive grants of stock options equal to 50% of the number of shares purchased, up to a maximum of 6,000 shares in any two-year period. Options under the KEEP Program are automatically forfeited in the event of the sale of shares originally acquired by the participant. The options are granted at an initial exercise price of

60% of the purchase price paid for the shares acquired and reduce to the par value of the Company's stock at the end of the six-year vesting period.

         The Company's long-term incentive programs are intended to provide rewards to executives only if value is created for shareholders over time and the executive continues in the employ of the Company. The Committee believes that employees should have sufficient holdings of the Company's Common Stock so that their decisions will appropriately foster growth in the value of the Company. The Committee reviews with the Chief Executive Officer the recommended individual awards for those executives, other than the Chief Executive Officer, and evaluates the scope of responsibility, strategic and operational goals of individual contributions in making final awards under the Omnibus Incentive Plan and determining participants in the KEEP Program.

         Compensation and Stock Option Committee:

                  Mr. Joseph P. Klock, Jr.
                  Mr. S. Lee Kling
                  Mr. Joseph G. Caporella


PERFORMANCE GRAPH
-----------------

          The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period from May 2, 1992 through May 3, 1997 with the cumulative total return of the S&P 500 Stock Index and a Company constructed index of peer companies. Included in the Company constructed peer group index are Coca-Cola Enterprises, Inc., Coca Cola Bottling Company Consolidated and Cott Corporation. The graph assumes that the value of the investment in Common Stock was $100 on May 2, 1992 and that all dividends, if any, were reinvested.

            COMPARISON OF TOTAL RETURN SINCE MAY 2, 1992 OF NATIONAL BEVERAGE COMMON STOCK, S&P 500, AND PEER GROUP COMPANIES

                                    [GRAPH]

                   5/2/92        5/1/93        4/30/94       4/29/95       4/27/96       5/3/97
                   -------       -------       -------       -------       -------       -------
National Beverage  $100.00       $ 89.87       $ 96.19       $139.21       $189.83       $405.02
S&P 500             100.00        109.24        115.05        135.14        175.97        219.99
Peer Group          100.00        120.20        166.94        164.69        203.76        385.41


          The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period from May 2, 1992 through May 3, 1997 with the cumulative total return of the S&P 500 Stock Index and a Company constructed index of peer companies. Included in the Company constructed peer group index are Clearly Canadian Beverage Corporation, Coca-Cola Bottling Company Consolidated and Coca-Cola Enterprises, Inc. This chart is provided with the comparative indexes used by the Company in last year's proxy statement; these indexes will not be shown in future years because the peer group used above better represents the Company's current business mix.

                COMPARISON OF TOTAL RETURN SINCE MAY 2, 1992 OF
                NATIONAL BEVERAGE COMMON STOCK, S&P 500 AND PEER
                                GROUP COMPANIES

                                    [GRAPH]

                   5/2/92        5/1/93           4/30/94        4/29/95       4/27/96       5/3/97
                   -------       -------          --------       -------       -------       -------
National Beverage  $100.00       $ 89.87           $ 96.19       $139.21       $189.83       $405.02
S&P 500             100.00        109.24            115.05        135.14        175.97        219.99
Peer Group          100.00         91.35            120.74        150.91        195.71        385.37


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
----------------------------------------------------

         The Company is a party to a management agreement with Corporate Management Advisers, Inc., a corporation owned by Nick A. Caporella, pursuant to which, effective January 1, 1992, the Management Company has provided corporate finance, strategic planning, business development and other management services to the Company and its subsidiaries.

          The management agreement states that the Management Company is to provide to the Company, subject to the direction and supervision of the Board of Directors of the Company (i) senior corporate functions (including supervision of the Company's financial, legal, executive recruitment, internal audit and management information systems departments) as well as the services of a Chief Executive Officer and (ii) services in connection with acquisitions, dispositions and financings by the Company, including identifying and profiling acquisition candidates, negotiating and structuring potential transactions and arranging financing for any such transaction.

          The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has accrued and paid $3,854,000, $3,504,000 and $3,487,000 for services rendered by the Management Company for fiscal years ended 1997, 1996 and 1995, respectively. No incentive compensation has been incurred or approved under the management agreement since its inception. See "COMPENSATION COMMITTEE REPORT". Effective May 1, 1992, NewBevCo., Inc., a wholly-owned subsidiary of the Company, assumed the obligations of the Company to pay any fees owed to the Management Company to the extent the Management Company provides services to NewBevCo., Inc. and its subsidiaries. Pursuant to its terms, the management agreement currently expires on December 31, 1997.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------

         The Company's financial statements for the fiscal years ended May 3, 1997, April 27, 1996 and April 29, 1995 have been examined by Coopers & Lybrand L.L.P, independent certified public accountants. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting to make a statement if they so desire and to be available to respond to appropriate questions.

         Subsequent to the Meeting, the Company's Board of Directors intends to review the appointment of independent certified public accountants for the next fiscal year.


PROXY SOLICITATION
------------------

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. Proxies may be solicited by personal interview, mail, telephone or telegraph. The Company will also request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company's Common Stock of whom they have knowledge, and the Company will reimburse them for their expense in so doing. Certain directors, officers and other employees of the Company may solicit proxies without additional remuneration. The entire cost of the solicitation will be borne by the Company.


METHOD OF COUNTING VOTES
------------------------

         Pursuant to rules promulgated by the Commission, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to vote "for" or "withhold authority" (or abstain) to vote for the director nominee. Under applicable securities laws, Delaware law and the Company's Restated Certificate of Incorporation and By-laws, an abstention or withholding of authority to vote will have no effect on the outcome of the election of directors, as such election is determined by the number of votes cast. With regard to the election of directors, however, shares represented at the Meeting by proxies containing instructions to abstain, or withholding authority to vote, will nonetheless be counted as present for purposes of determining whether a quorum exists at the Meeting.

         A broker non-vote occurs when a broker holding shares registered in a street name is permitted to vote, at the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under Delaware law and the Company's Restated Certificate of Incorporation and By-laws, broker non-votes will have no impact on any of the matters submitted to the shareholders, but shares represented by a proxy card marked with a non-vote would be counted as present for purposes of determining the existence of a quorum.


DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS
------------------------------------------------

         The Board of Directors does not now intend to bring before the Meeting any matters other than those disclosed in the Notice of Annual Meeting, and it does not know of any business which persons other than the Board of Directors intend to present at the Meeting. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by any such proxy discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

         Please date, sign and return the proxy at your earliest convenience in the enclosed envelope addressed to the Company; no postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.


                                         By Order of the Board of Directors,



                                         Nick A. Caporella
                                         Chairman of the Board of Directors,
                                         Chief Executive Officer and President


September 23, 1997
Fort Lauderdale, Florida

                                                                    APPENDIX A


                            NATIONAL BEVERAGE CORP.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 17, 1997
               SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints Dean A. McCoy and David J. Boden, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Stockholders of NATIONAL BEVERAGE CORP., to be held at the Sheraton Long Beach, 333 East Ocean Boulevard, Long Beach, California 90802, on October 17, 1997 at 2:00 PM local time, and at any adjournments or postponements thereof, on all matters coming before said meeting:

1.   Election of Class I Directors:      Nominees    Joseph G. Caporella
                                                     Samuel C. Hathorn, Jr.

     (Mark only one of the following boxes)


     [ ]  VOTE FOR all nominees listed               [ ]  VOTE WITHHELD for all
          above except for the nominee                    nominees
          listed (if any):____________

2. In their discretion, upon any other business which may properly come before the meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election as Class I Directors of the nominees of the Board of Directors.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated September __, 1997.

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, or other representative, please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

[                                       ]  Date:                   , 1997
                                                -------------------


                                           ------------------------------

[                                       ]
                                           ------------------------------
                                           Signature of Stockholder(s)


              Please date and sign exactly as name appears above.